Supplement dated March 17, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,
each dated April 29, 2024 (each a “Prospectus”), as supplemented, for:

MassMutual Transitions SelectSM II
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this supplement is to announce various fund changes. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to Massachusetts Mutual Life Insurance Company. “You” or “Your” refer to the Owner of the Contract.

At the close of the New York Stock Exchange (“NYSE”) on or about April 25, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Funds will be replaced with shares of the following Replacement Funds (the “Substitutions”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Global Fund (Series II)	MML Global Fund (Service Class I)
MML Dynamic Bond Fund (Service Class I)	MML Managed Bond Fund (Service Class)
MML Fundamental Value Fund (Service Class I)	MML Equity Income Fund (Service Class)
MML High Yield Fund (Service Class I)	MML Managed Bond Fund (Service Class)
MML Strategic Emerging Markets Fund (Service Class I)	MML International Equity Fund (Service Class I)

Transfer of Contract Value from the Existing Fund

On the Substitution Date, all Contract Value in any Sub-Account investing in an Existing Fund will automatically be reallocated to the Sub-Account investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Sub-Accounts investing in an Existing Fund, and such Sub-Accounts will no longer be available for investment under the Contract.

The Substitutions will occur at the relative net asset values of the Existing Funds’ and Replacement Funds’ shares. Your Contract Value immediately prior to the Substitutions will equal Your Contract Value immediately after the Substitutions. There will not be any tax consequences for You as a result of the Substitutions. The Substitutions will be performed at no cost to You. The fees and charges under Your Contract will not increase as a result of the Substitutions. The overall fees and expenses of each Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your Contract Value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your Contract Value from each Sub-Account that invests in an Existing Fund to the Sub-Account that invests in the corresponding Replacement Fund.

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Impact on Transaction Requests

The Sub-Accounts that invest in the Existing Funds will continue to be available for purchase payments, allocation elections, transfers and withdrawals until the close of the NYSE on the Substitution Date. Any purchase payment, allocation election, transfer, or withdrawal request involving a Sub-Account that invests in an Existing Fund on or after the Substitution Date will default to the Sub-Account that invests in the corresponding Replacement Fund.

Impact on Future Purchase Payment Allocations

On the Substitution Date, each Replacement Fund will automatically replace the corresponding Existing Fund under Your purchase payment allocation instructions.

If You do not wish to have Your future purchase payments allocated to any of the Replacement Funds, You must send a request in Good Order to Our Service Center to change Your purchase payment allocation instructions.

Impact on Automatic Programs

On the Substitution Date, the Replacement Funds will automatically replace the corresponding Existing Funds in all of the following automatic programs for which You selected an Existing Fund as an investment option:

•	Automatic Investment Plan
•	Automatic Rebalancing Program*
•	Systematic Withdrawal Program
•	The DCA Fixed Account
•	Separate Account Dollar Cost Averaging Program*

You may change Your automatic program elections by submitting a request in Good Order to Our Service Center.

* If You currently transfer Contract Value from a Sub-Account that invests in an Existing Fund to a Sub-Account that invests in the corresponding Replacement Fund (or vice versa) as part of Your Automatic Rebalancing Program or Separate Account Dollar Cost Averaging Program, Your program may terminate effective as of the Substitution Date unless You change the investment choices used in that program prior to that date.

Transfer Rights

On the Substitution Date, any Contract Value remaining in a Sub-Account that invests in an Existing Fund will be automatically reallocated to the Sub-Account that invests in the corresponding Replacement Fund.

From the date of this Supplement until the Substitution Date, You may transfer Your Contract Value allocated to a Sub-Account that invests in an Existing Fund to any other Sub-Account available under Your Contract free of charge. Please note, however, that the investment restrictions applicable to any benefit under the Contract continue to apply during this time period.

For 30 calendar days following the Substitution Date, You may transfer Your Contract Value allocated to a Sub-Account that invests in a Replacement Fund to any other Sub-Account available under Your Contract free of charge. Please note, however, that the investment restrictions applicable to any benefit under the Contract continue to apply during this time period.

Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under Your Contract or transfer limits imposed by Our frequent trading and market timing policies. We will not charge a transfer fee for such transfers.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the Contract to impose additional restrictions on transfers between Sub-Accounts.

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Appendix B

The following Appendix B replaces the existing Appendix B in your Prospectus:

Appendix B

Funds Available When the GMAB is in Effect

While your GMAB is in effect, your allocations are restricted to either Custom Allocation Choice Select or one of the MML Asset Allocation Sub-Accounts listed below.

Custom Allocation Choice Select		Any one of the following:
Range	Sub-Accounts	MML Asset Allocation Sub-Accounts:
40% to 60%	MML Managed Bond	MML American Funds Core Allocation MML Balanced Allocation MML Conservative Allocation MML Moderate Allocation
20% to 25% (total)	MML Equity MML Equity Income
20% to 25% (total)	MML American Funds Growth MML Sustainable Equity
0% to 10% (total)	MML Mid Cap Growth MML Mid Cap Value
0% to 10% (total)	MML Global

If You have questions about this Supplement or wish to make any changes to Your Contract, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Service Center at (866) 645-2362 (7 a.m.– 7 p.m. Central Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Service Center at the number listed above or by emailing fundinfo@massmutual.com.

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